EXECUTION COPY
Exhibit 10-a

AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
AND
AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
This AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this “Amendment”) dated as of June 26, 2020 is among Meritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland Unlimited Company, a company organized under the laws of Ireland (the “Subsidiary Borrower” and, collectively with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the “Credit Agreement” referred to below.
WHEREAS, (a) the signatories hereto are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 7, 2019 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the financial institutions from time to time parties thereto as lenders (the “Lenders”) and the Administrative Agent and (b) the Company and the Administrative Agent are parties to that certain Third Amended and Restated Pledge and Security Agreement, dated as of March 31, 2017 (as the same has been and may be further amended, restated, reaffirmed, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Company and the Subsidiaries of the Company party thereto as grantors (the “Subsidiary Grantors”) and the Administrative Agent;
WHEREAS, the Company and the Subsidiary Grantors wish to amend the Credit Agreement and the Security Agreement in certain respects, and the Lenders party hereto and the Administrative Agent are willing to amend the Credit Agreement and the Security Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent agree as follows:
1.Amendment to Credit Agreement. Upon and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical locations:
“Excluded Government Funded Property” means equipment (or real property) of any Government Funded Entity, which equipment and real property has been (a) acquired (or in the case of real property, acquired or improved) by such Government Funded Entity in its capacity as a contractor or subcontractor under programs administered by the Office of Energy Efficiency and Renewable Energy, or a state or federal Governmental Authority having similar functions, with proceeds of an award from such Governmental Authority in connection with the completion of specified contracted work in accordance with the terms of a government program and (b) is subject to a statutory Lien and/or a negative pledge in favor of such Governmental Authority; provided, that the aggregate book value of all such equipment acquired and real property acquired or improved during any fiscal year of the Company shall not exceed $3,000,000.
“Government Funded Entity” means Transportation Power, LLC, a California limited liability company and a Subsidiary of the Company, and/or any other Domestic Subsidiary.
(b)Section 7.3(F)(xvi) of the Credit Agreement is hereby amended to insert “(a)” immediately prior to the first word of such clause (xvi), and to add the following text immediately prior to the semicolon at the end of such clause (xvi):
and (b) statutory Liens in favor of the Office of Energy Efficiency and Renewable Energy, or a state or federal Governmental Authority having similar functions, on Excluded Government Funded Property; provided, that any such Lien extends only to the Excluded Government Funded Property acquired or improved with proceeds of an award from such Governmental Authority;
(c)The last paragraph of Section 7.3(F) is hereby amended to insert “(1)” immediately prior to the first word in clause (a) thereof, and to add the following text immediately prior to the comma at the end of such clause (a):
and (2) any agreement in connection with any Government Funded Entity’s acquisition or improvement of Excluded Government Funded Property, or any statute applicable thereto, may prohibit the creation of a Lien in favor of the Agents, the Issuing Banks and the Lenders, as collateral for the Secured Obligations, on such Excluded Government Funded Property,
2.Amendment to Security Agreement. Upon and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Security Agreement shall be and hereby is amended as follows:
(a)Section 2.2.2 of the Security Agreement is hereby amended by deleting the word “and” before clause (iv) and by inserting the following as a new clause (v) before the period at the end thereof:
        ; and
        (v) Excluded Government Funded Property; provided that any Excluded Government Funded Property shall cease to be excluded as Collateral at such time as a Grantor acquires full title to such Excluded Government Funded Property, free of any Lien in favor of the Office of Energy Efficiency and Renewable Energy, or a state or federal Governmental Authority having similar functions, as applicable, in accordance with applicable law.
3.Conditions Precedent to Amendment. This Amendment shall become effective as of the date first above written if, and only if on such date:
(a)The Administrative Agent has received duly executed copies of this Amendment from the Borrowers, the Required Lenders and the Administrative Agent.
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(b)The Administrative Agent has received duly executed copies of the Consent and Reaffirmation attached hereto from each Subsidiary Grantor and each other Subsidiary Guarantor.
(c)The Company shall have paid all fees and expenses (including, to the extent invoiced, reimbursement of fees and expenses of the Administrative Agent’s counsels) in connection with this Amendment and the other Loan Documents.
4.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)Such Borrower has the corporate or other power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents (as amended hereby). The execution and delivery by such Borrower of this Amendment, and the performance of its obligations under this Amendment and the Loan Documents (as amended hereby), have been duly authorized by proper corporate acts (or analogous acts in the case of the Subsidiary Borrower).
(b)This Amendment and the Loan Documents (as amended hereby) to which such Borrower is a party constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.
(c)Neither the execution and delivery by such Borrower of this Amendment, nor the consummation of the transactions contemplated herein and in the Loan Documents (as amended hereby), nor compliance with the provisions hereof or thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Subsidiaries or the Company’s or any Subsidiary’s articles of incorporation or by-laws or comparable constitutive documents or the provisions of any indenture, instrument or agreement to which the Company or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than any Lien permitted by Section 7.3(F) of the Credit Agreement) in, of or on the Property of the Company or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement, except any such violation, conflict or default as would not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, or any other third party, is required to authorize, or is required in connection with the execution or delivery of this Amendment or the performance of, or the legality, validity, binding effect or enforceability of, this Amendment or the Loan Documents (as amended hereby).
(d)As of the date hereof and after giving effect to the terms of this Amendment, (i) each representation and warranty by such Borrower set forth in the Credit Agreement and in the other Loan Documents to which such Borrower is a party is true and correct in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date) and (ii) no Default or Unmatured Default exists under the terms of the Credit Agreement.
5.Reference to and Effect on the Credit Agreement and the Security Agreement.
(a)Upon the effectiveness of Sections 1 and 2 hereof, (i) each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall
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mean and be a reference to the Credit Agreement, as amended hereby and (ii) each reference in the Pledge and Security Agreement to “this Security Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Security Agreement, as amended hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.
(b)Except as specifically amended above, the Credit Agreement, the Security Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Without limiting the foregoing, each Borrower hereby (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of such Borrower arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents and all filings with a Governmental Authority in connection therewith.
(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Security Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. This Amendment is not intended to and shall not constitute a novation of the Loan Documents or any of the Secured Obligations.
6.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
9.Successors and Assigns. This Amendment and the rights evidenced hereby shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto, and shall be enforceable by any such successors and assigns.
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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

MERITOR, INC., as a Borrower

By:	/s/ Mike Lei
Name: Mike Lei
Title: Vice President and Treasurer

ARVINMERITOR FINANCE IRELAND UNLIMITED COMPANY, as a Borrower

By:	/s/ Michael Casey
Name: Michael Casey
Title: Director

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	Robert P. Kellas
Name: Robert P. Kellas
Title: Executive

BNP Paribas, as a Lender

By:	/s/ Tony Baratta
Name: Tony Baratta
Title: Managing Director

By:	/s/ Todd Grossnickle
Name: Todd Grossnickle
Title: Director

Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

NatWest Markets Plc, as a Lender

By:	/s/ Toby Chapman
Name: Toby Chapman
Title: Head of Loan Structuring & Portfolio

Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

PNC Bank, N.A., as a Lender

By:	/s/ Scott Neiderheide
Name: Scott Neiderheide
Title: Senior Vice President

Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

The Huntington National Bank, as a Lender

By:	/s/ Steven J. McCormack
Name: Steven J. McCormack
Title: Senior Vice President

Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

Comerica Bank, as a Lender

By:	/s/ Flaviu Pop
Name: Flaviu Pop
Title: Vice President

Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

Citizens Bank, N.A., as a Lender

By:	/s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

Bank of America, N.A., as a Lender

By:	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Managing Director

Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

HSBC Bank N.A., as a Lender

By:	/s/ Shaun Kleinman
Name: Shaun Kleinman
Title: Senior Vice President

Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

Royal Bank of Canada, as a Lender

By:	/s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

U.S. Bank National Association, as a Lender

By:	/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

Fifth Third Bank, National Association, as a Lender

By:	/s/ Mike Gifford
Name: Mike Gifford
Title: Director

Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

Consent and Reaffirmation

dated as of June 26, 2020
Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 2 to Fourth Amended and Restated Credit Agreement and Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement, dated as of June 26, 2020 (the “Amendment”), among Meritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland Unlimited Company (the “Subsidiary Borrower”), the “Lenders” (as defined below) party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which Amendment amends (i) that certain Third Amended and Restated Pledge and Security Agreement, dated as of March 31, 2017 (as the same has been and may be further amended, restated, reaffirmed, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Company, the other Subsidiaries of the Company party thereto as grantors (the “Subsidiary Grantors”) and the Administrative Agent and (ii) that certain Fourth Amended and Restated Credit Agreement, dated as of June 19, 2020 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Foreign Borrower, financial institutions from time to time parties thereto as lenders (the “Lenders”) and the Administrative Agent. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Subsidiary Guarantors (including as successors by merger or otherwise) hereby (i) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Subsidiary Guaranty and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Subsidiary Guaranty and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents and all filings with a Governmental Authority in connection therewith.
Additionally, each undersigned Subsidiary Guarantor (including as a successor by merger or otherwise) that is a Subsidiary Grantor consents and agrees to the amendment to the Security Agreement set forth in Section 2 of the Amendment. Each Subsidiary Guarantor hereby makes each of the representations and warranties of the Borrowers set forth in Section 4 of the Amendment, mutatis mutandis, as though such representations and warranties were applicable to such Subsidiary Guarantor, this Reaffirmation and Consent and the Loan Documents to which such Subsidiary Guarantor is a party (after giving effect to the Amendment and this Reaffirmation and Consent).
All references to the Credit Agreement or the Security Agreement contained in the above referenced documents shall be a reference to the Credit Agreement or the Security Agreement, as the case may be, as so modified by the Amendment and as the same may from time to time hereafter be amended, restated or otherwise modified.

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the date first above written.

Meritor management corp.
meritor International Holdings, LLC
Arvin Technologies, Inc.
ArvinMeritor Filters Operating Co., LLC MEritor holdings, LLC
ArvinMeritor OE, LLC
ArvinMeritor Technology, LLC
Meritor Aftermarket USA, LLC
Meritor Heavy Vehicle Braking Systems (U.S.A.), LLC
Meritor Heavy Vehicle Systems (Singapore) Pte., Ltd.
Meritor Heavy Vehicle Systems (Venezuela), Inc.
Meritor Heavy Vehicle Systems, LLC
MERITOR, INC. a Nevada Corporation
Meritor Technology, LLC
MERITOR SPECIALTY PRODUCTS LLC MERITOR ELECTRIC VEHICLES, LLC TRANSPORTATION POWER, LLC

In each case:

By: /s/ Mike Lei
Name: Mike Lei
Title: Vice President and Treasurer
Consent and Reaffirmation to Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

MERITOR INDUSTRIAL HOLDINGS, LLC
CAX INTERMEDIATE, LLC
CAX HOLDINGS, LLC
MERITOR INDUSTRIAL ACQUISITION HOLDINGS, LLC
MERITOR INDUSTRIAL INTERNATIONAL HOLDINGS, LLC
MERITOR INDUSTRIAL HOLDINGS FRANCE, LLC
MERITOR INDUSTRIAL FRANCE, LLC
MERITOR INDUSTRIAL PRODUCTS, LLC
MERITOR INDUSTRIAL AFTERMARKET, LLC
AXLETECH INTERNATIONAL IP HOLDINGS, LLC
MERITOR INDUSTRIAL HOLDINGS BRAZIL, LLC
MERITOR INDUSTRIAL OVERSEAS SERVICES, LLC
In each case:
By: /s/ Mike Lei Name: Mike Lei Title: Vice President and Treasurer

Consent and Reaffirmation to Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

Arvin Holdings Netherlands B.V.

By: /s/ Mike Lei
Name: Mike Lei
Title: Director

MERITOR NETHERLANdS, B.V.

By: /s/ Mike Lei
Name: Mike Lei
Title: Director

ArvinMeritor Limited

By: /s/ Paul Bialy
Name: Paul Bialy
Title: Director

ArvinMeritor Sweden AB

By: /s/ Jose Ramos
Name: Jose Ramose
Title: Director

Meritor Luxembourg S.A.R.L.

By: /s/ Paul Bialy
Name: Paul Bialy
Title: Director
IN WITNESS whereof the undersigned has executed this Guaranty as a deed the day and year first above written.
Consent and Reaffirmation to Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement

EXECUTED AS A DEED by MERITOR CAYMAN ISLANDS, LTD.	)	/s/ Mike Lei
	)	Duly Authorised Signatory
)
	)	Name:	Mike Lei
)
	)	Title:	Director/Vice President
)

in the presence of:

/s/ Carl D. Anderson II
Signature of Witness

Name:	Carl D. Anderson II

Address:	2135 W. Maple Rd.
Troy, MI 48084
Occupation:	CFO

(Note: These details are to be completed in the witness's own hand writing.)

Consent and Reaffirmation to Amendment No. 2 to Fourth Amended and Restated Credit Agreement and
Amendment No. 2 to Third Amended and Restated Pledge and Security Agreement